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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                  May 5, 2000
                                  -----------
               Date of Report (Date of earliest event reported)

                                 Eco-Rx, Inc.
                                 ------------
            (Exact name of registrant as specified in its charter)

         Florida                  0-28117                  65-0569329
         -------                  -------                  ----------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)             Identification No.)

                           2051 Northeast 191 Drive
                          North Miami Beach, FL 33179
                          ---------------------------
(Address of principal executive offices)                   (Zip Code)

                                (305) 937-1862
                                --------------
              Registrant's telephone number, including area code

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                                      N/A
                             --------------------
        (Former name or former address, if changed since last report.)

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Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

  a. A Form 8-K was filed by Registrant on May 5, 2000 describing the Registrant's dismissal, effective May 1, 2000, of Morrison, Brown, Argiz & Company ("MBA") as its certifying accountant. A copy of MBA's letter to the Commissioner, dated May 5, 2000, which addresses the Registrant's previously filed Form 8-K, is attached as an Exhibit hereto.

  b. Effective May 3, 2000 the Registrant engaged Perez-Abreu, Aguerrebere, Sueiro LLC, 220 Miracle Mile, Suite 203, Coral Gables, Florida 33134 as its principal accountant to audit the Registrant's financial statements.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

  c. Exhibits
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     (1) Letter from Morrison, Brown, Argiz & Company dated May 5, 2000.


                                  Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Eco-Rx, Inc.
                                          (Registrant)

                                          /s/ JOSEPH M. PEIKEN
                                          ------------------------
                                                 (Signature)
                                              Joseph M. Peiken,
                                       CFO, VICE PRESIDENT - FINANCE

Date:  May 8, 2000